Exhibit 10.10

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

Ace Data Center Rack Cabinet & Power

Services Agreement

Customer Name	The Endurance International Group, Inc.	Order Date	6/3/11
Service Address	1962 South 950 East	Service(s) Term	12
City/State/Zip	Provo/Utah/84606	Account Executive	Matt Heaton
Main Telephone Number	Account #	Promotion Code
ICB

Data Center Services	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Charges	Total Activation Charges
Cabinet Type and Size Breakdwon
[**]	$ [**]		[**]	[**]	$—
[**]				$—	$—
[**]				$—	$—
[**]				$—	$—

Primary Power Requirements (A LEG)	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Chargees	Total Activation Charges
[**]	[**]		[**]	[**]	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]				$ [**]

Backup Power Requirements (B LEG)	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Chargees	Total Activation Charges
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—
[**]	[**]			$—	$—

Cross Connects	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Chargees	Total Activation Charges
[**]	[**]			$—	$—
[**]	[**]		[**]	$ [**]	$—
[**]	[**]			$—	$—

Optional Services	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Chargees	Total Activation Charges
1 Hour Increments Data Center Support	$—			$—	$—
Network Monitoring	$—			$—	$—

Other Services	Monthly Unit Charge	Activation Charge	Qty	Total Monthly Chargees	Total Activation Charges
Setup Fee				$—	$ [**]
				$—	$—
				$—	$—
Notes:

Backup Power (B LEG POWER) to be provided to Bluehost [**] for [**] cabinets to the extent Bluehost has [**] for [**] cabinets and to the extent that Ace Data Center has not [**] exhausting B LEG power availability.

Contract term begins July 1, 2011 and ends June 30, 2012. Billing for the recurring monthly charges listed above will begin on July 1, 2011.

Activation Charge Term Discount	Estimated Total Charges[1]		[**]		[**]

This Agreement including Ace Data Center’s Service Agreement, any schedules of attachments hereto, incorporated by reference herein, constitute a binding commitment between Ace Data Center and Customer, effective upon execution of this Service Agreement, and supersede all prior or contemporaneous agreements, understandings or representations relating to this subject matter contained herein. Customer acknowledges that Customer has received, read and understands this Agreement and the Master Service Agreement, and agrees to be bound by all of the terms and conditions of the foregoing. Estimated Monthly Charges do not include: federal, state, and local taxes and fees, federal USF, or the Ace Data Center-imposed Network Access Assessment (NAA), applied dependent on service type in an amount not to exceed [**]% of monthly charges, which assists in supporting network operations and upgrades. Monthly long distance charges are estimated based on customer’s estimated use. Actual total charges are subject to acceptance of Services. For more information about taxes, surcharges, and fees please visit www.acedatacenter.com.

*	As identified in the Master Service Agreement

Customer Acceptance:	Hari Ravichandran, CEO	/s/ Hari Ravichandran
	Print Name	Authorized Signature	Date

REQUIRED: Responsible Party email:

Ace Data Center Acceptance:	Matt Heaton	/s/ Matt Heaton 6/3/2011
	Print Name	Signature	Date

Ace Data Center Bandwidth Internet & Private Line

Services Agreement

Customer Name	The Endurance International Group, Inc.	Order Date	5/10/11
Service Address	1962 South 950 East	Service(s) Term	12
City/State/Zip	Provo/Utah/84606	Account Executive	Matt Heaton
Main Telephone Number	Account #	Promotion Code
ICB

Internet Services				Monthly Unit Charge	Activation Charge	Qty	Monthly Charges	Activation Charges

Internet - TDM
1. Dedicated Access-IP Loop		Select Loop Bandwidth					$—	$—
2a. Full Data Service		Select IP Bandwidth					$—	$—
2b. Fractional / Capped – Bandwidth Cap Mb		Select Bandwidth Cap					$—	$—
2c. Measured Use Internet	Floor Mb						$—	$—
Bandwidth Burst Mb
	Burst Rate per Mb	$ —

Internet - Ethernet
1. Dedicated Access-IP Loop		[**]				[**]	$—	$—
2a. Full Data Service		[**]					$—	$—
2b. Fractional / Capped – Bandwidth Cap Mb		[**]		$[**]		[**]	$ [**]	$—
2c. Measured Use Internet	Floor Mb	[**]				[**]	$—	$—
	Bandwidth Burst Mb	[**]
	Burst Rate per Mb	[**]

Internet via Ultra Ethernet
1. Dedicated Access-IP Loop		GigE					$—	$—
2a. Full Data Service		Select Bandwidth					$—	$—
2b. Fractional / Capped Service		Select Bandwidth Cap					$—	$—
2c. Measured Use Internet	Floor Mb						$—	$—
Bandwidth Burst Mb
	Burst Rate per Mb	$ —

Internet Optional Services
IP Addresses		Select					$—	$—
DS3 Managed Router							$—	$—
Network Utilization Monitoring							$—	$—
BGP Routing	Select						$—	$—
Electronic Card Protection (Ultra Ethernet)							$—	$—

Private Line MAN				Monthly Unit Charge	Activation Charge	Qty	Monthly Charges	Activation Charges
Location A	Enter Location A
Location Z	Enter Location Z
1a. MAN Private Line		Select MAN Loop					$—	$—
MAN Private Line Multiplexing	Select						$—	$—
1b. Fast Ethernet PTP		Select Loop Bandwidth					$—	$—
1c. Gigabit Ethernet PTP		[**]				[**]	$—	$—
1d. Ultra Ethernet – 10/100		Select Loop Bandwidth					$—	$—
1e. Ultra Ethernet – Gigabit Ethernet		Select Loop Bandwidth					$—	$—
Ultra Ethernet – Electronic Card Protection							$—	$—
Jurisdiction		INTERSTATE	INTRASTATE

Private Line Longhaul				Monthly Unit Charge	Activation Charge	Qty	Total Monthly Charges	Total Activation Charges
Longhaul		Select Longhaul					$—	$—
Location A		Enter Location A
Location Z		Enter Location Z
Multiplexing							$—	$—
Cross Connect							$—	$—
Jurisdiction		INTERSTATE	INTRASTATE

Other Services				Monthly Unit Charge	Activation Charge	Qty	Total Monthly Charges	Total Activation Charges
							$—	$—
							$—	$—
							$—	$—
Notes:

This order is to service Endurance’s[**] bandwidth needs as of 10/30/2010 and is intended to be viewed as a completely separate order from any and all data center needs. ~~Customer shall provide a refundable deposit in the amount of $[**] in the aggregate, which Ace may use to satisfy any unpaid undisputed $[**] not paid by Customer on a timely basis.~~

Estimated Monthly Charges[1]	$	[**]	$—

This Agreement including Ace Data Center’s Service Agreement, any schedules of attachments hereto, incorporated by reference herein, constitute a binding commitment between Ace Data Center and Consumer, effective upon execution of this Service Agreement, and supersedes all prior or contemporaneous agreements, understandings or representations relating to the subject matter contained herein. Customer acknowledges that Customer has received, read and understands this Agreement and the Master Service Agreement, and access to be bound by all of the terms and conditions of the foregoing documents and policies. Monthly Charges do not include: federal, state, and local taxes and fees, federal USF. Monthly long distance charges are estimated based on customer’s estimated use. Actual total charges are subject to acceptance of Services. For more information about taxes, surcharges, and fees please visit www.acedatacenter.com.

*  As identified in the Master Service Agreement

Customer Acceptance:	Hari Ravichandran, CEO	5/11/2011
	Print Name	Authorized Signature	Date

REQUIRED: Responsible Party email:

Ace Data Center Acceptance:	Matt Heaton	/s/ Matt Heaton 5/10/2011
	Print Name	Signature	Date

ADDENDUM

This addendum to the Ace Data Center Rack Cabinet & Power Services Agreement dated June 6, 2011, is entered into as of the 15th day of August, 2011 (the “Addendum”) by and between The Endurance International Group, Inc., a Delaware corporation (“Customer”) and Ace Data Centers, Inc., a Utah corporation (“ACE”). This Addendum herby amends the Ace Data Center Rack Cabinet & Power Services Agreement (the “Agreement”) as follows:

1. The Customer understands that due to growth, the number of rack cabinets and [**] amp [**] circuits (“Circuits”) will increase from the [**] listed in the Agreement. The Customer agrees to pay ACE [**] DOLLARS ($[**]) for each additional rack cabinet and [**] DOLLARS ($[**]) for each additional Circuit used. The Customer also agrees to pay ACE a [**] DOLLARS ($[**]) setup fee for each rack cabinet and a fee of [**] DOLLARS ($[**]) to purchase each power distribution unit (PDU). The Customer understands that for each new rack cabinet that is added, a corresponding PDU is required to be purchased at the same time to make use of the additional cabinet.

2. The Customer is allowed to make use of [**] watts of power per Circuit. If the Customer elects to exceed [**] watts of sustained usage, as calculated on a [**] percentile basis, then the following formula will be used to calculate the excess power usage: The aggregate overage wattage of all Circuits that exceed [**] watts of power divided by [**] watts. The remaining number constitutes the number of additional Circuits worth of power and cooling capacity. For each of these additional Circuits, or portions thereof, the Customer will be charged for one additional Circuit at the rate listed in item one above. Example: If the Customer had [**] Circuits, where [**] Circuits were below [**] average watt usage and [**] Circuits averaged [**] watt usage, then the overage usage would be calculated as follows: [**] overage Circuits. In this scenario, the Customer would be billed for [**] additional Circuits.

Except as expressly amended by this Addendum, the Agreement remains unchanged, in full force and affect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto execute this Addendum as of the date first set forth above.

Ace Data Centers, Inc. a Utah corporation		The Endurance International Group Inc. a Delaware corporation

By	/s/ Matthew M. Heaton	By	/s/ Hari Ravichandran
Name:	Matthew M. Heaton	Name:	Hari Ravichandran
Title:	President	Title:	President